UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 28, 2007

SMITH-MIDLAND CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-13752	54-1727060
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

5119 Catlett Road, P.O. Box 300, Midland, Virginia	22728
(Address of Principal Executive Offices)	(Zip Code)

(540) 439-3266
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directions; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective August 28, 2007, Lawrence R. Crews resigned as Chief Financial Officer of Smith-Midland Corporation (“Smith-Midland” or the “Company”).

Smith-Midland has hired Frank Reed as an interim employee to perform transitional financial responsibilities until a Chief Financial Officer is hired by the Company. Mr. Reed had 23 years of experience in finance in the precast concrete products industry. Mr. Reed is not an executive officer nor is he the chief financial officer of Smith-Midland.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH-MIDLAND CORPORATION

By:	/s/ Rodney I. Smith
Rodney I. Smith
Chief Executive Officer and President

Date: August 28, 2007